GLOBAL X FUNDS
(the "Trust")

Global X MSCI China Consumer Discretionary ETF (CHIQ)	Global X Lithium & Battery Tech ETF (LIT)
Global X MSCI China Energy ETF (CHIE)	Global X Fertilizers/Potash ETF (SOIL)
Global X MSCI China Financials ETF (CHIX)	Global X SuperDividend® ETF (SDIV)
Global X MSCI China Industrials ETF (CHII)	Global X SuperDividend® U.S. ETF (DIV)
Global X MSCI China Materials ETF (CHIM)	Global X MSCI SuperDividend® Emerging Markets ETF (SDEM)
Global X MSCI China Communication Services ETF (CHIC)	Global X MSCI SuperDividend® EAFE ETF (EFAS)
Global X MSCI China Consumer Staples ETF (CHIS)	Global X SuperDividend® REIT ETF (SRET)
Global X MSCI China Health Care ETF (CHIH)	Global X SuperIncome™ Preferred ETF (SPFF)
Global X MSCI China Information Technology ETF (CHIK)	Global X YieldCo & Renewable Energy Income ETF (YLCO)
Global X MSCI China Real Estate ETF (CHIR)	Global X Social Media ETF (SOCL)
Global X MSCI China Utilities ETF (CHIU)	Global X E-commerce ETF (EBIZ)
Global X MSCI China Large-Cap 50 ETF (CHIL)	Global X Guru® Index ETF (GURU)
Global X FTSE Southeast Asia ETF (ASEA)	Global X Scientific Beta U.S. ETF (SCIU)
Global X MSCI Colombia ETF (GXG)	Global X Scientific Beta Europe ETF (SCID)
Global X MSCI Argentina ETF (ARGT)	Global X Scientific Beta Japan ETF (SCIJ)
Global X MSCI Greece ETF (GREK)	Global X Scientific Beta Asia ex-Japan ETF (SCIX)
Global X MSCI Norway ETF (NORW)	Global X S&P 500® Catholic Values ETF (CATH)
Global X FTSE Nordic Region ETF (GXF)	Global X NASDAQ 100® Covered Call ETF (QYLD)
Global X MSCI Nigeria ETF (NGE)	Global X S&P 500® Covered Call ETF (HSPX)
Global X MSCI Next Emerging & Frontier ETF (EMFM)	Global X Russell 2000 Covered Call ETF (RYLD)
Global X MSCI Portugal ETF (PGAL)	Global X Scientific Beta Developed Markets ex-US ETF [ ]*
Global X MSCI Pakistan ETF (PAK)	Global X Scientific Beta Emerging Markets ETF (SCIM)*
Global X DAX Germany ETF (DAX)	Global X Kuwait ETF [ ]*
Global X Silver Miners ETF (SIL)	Global X Luxembourg ETF [ ]*
Global X Gold Explorers ETF (GOEX)	Global X China Mid Cap ETF (CHIA)*
Global X Copper Miners ETF (COPX)	Global X Advanced Materials ETF [ ]*
Global X Uranium ETF (URA)
*Not open for investment

SUPPLEMENT DATED AUGUST 5, 2020
TO THE STATEMENT OF ADDITIONAL INFORMATION FOR THE ABOVE SERIES OF THE TRUST DATED MARCH 1, 2020, AS SUPPLEMENTED FROM TIME TO TIME

Effective August 5, 2020, the following paragraphs are added to the end of section titled “ADDITIONAL INVESTMENT INFORMATION – Continuous Offering” beginning on pg. 42:

The Adviser or its affiliates (each, as applicable, a “Selling Shareholder”) may purchase Creation Unit Aggregations through a broker-dealer to “seed” (in whole or in part) Funds as they are launched or thereafter, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for Funds when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such Funds, the shares are being registered to permit the resale of these shares from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.

The Selling Shareholder intends to sell all or a portion of the shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions.  The shares may be sold on any national securities exchange on which the shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions.  The Selling Shareholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions through brokers or dealers (who may act as agents or principals) or directly to one or more purchasers;

•	privately negotiated transactions;

•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise; and

•	any other method permitted pursuant to applicable law.

The Selling Shareholder may also loan or pledge shares to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares, which shares such broker-dealer or other financial institution may resell.

The Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales.  In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an "underwriter" within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.

The Selling Shareholder has informed the Fund that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares.  Upon the Fund being notified in writing by the Selling Shareholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this SAI will be filed, if required, pursuant to Rule 497 under the Securities Act, disclosing (i) the name of each Selling Shareholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in the Fund’s Prospectus and SAI, and (vi) other facts material to the transaction.

The Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares by the Selling Shareholder and any other participating person.  To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares to engage in market-making activities with respect to the shares.  All of the foregoing may affect the marketability of the shares and the ability of any person or entity to engage in market-making activities with respect to the shares.  There is a risk that the Selling Shareholder may redeem its investments in the Fund or otherwise sell its shares to a third party that may redeem. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE